UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2012

THE HERTZ CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On November 27, 2012, The Hertz Corporation (the “Registrant”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition by Hertz Global Holdings, Inc. (“Hertz Holdings”), the parent of the Registrant, of Dollar Thrifty Automotive Group, Inc. (“Dollar Thrifty”) pursuant to the previously announced Agreement and Plan of Merger, dated as of August 26, 2012, by and among Hertz Holdings, HDTMS, Inc., a wholly-owned subsidiary of the Registrant, and Dollar Thrifty.  This amendment to the Original Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Dollar Thrifty and its subsidiaries as of December 31, 2011 and 2010 and audited consolidated statements of income, stockholders’ equity and comprehensive income and cash flows of Dollar Thrifty and its subsidiaries for the years ended December 31, 2011, 2010 and 2009, and the notes related thereto and the related independent auditors’ reports of Ernst & Young LLP and Deloitte & Touche LLP, are incorporated herein by reference to pages 51-86 of Dollar Thrifty’s Annual Report on Form 10-K, as filed on February 28, 2012.

The unaudited condensed consolidated balance sheets of Dollar Thrifty and its subsidiaries as of September 30, 2012 and unaudited condensed consolidated statements of comprehensive income and cash flows of Dollar Thrifty and its subsidiaries for the three and nine month periods ended September 30, 2012 and 2011, and the notes related thereto, are incorporated herein by reference to pages 4-25 of Dollar Thrifty’s Quarterly Report on Form 10-Q, as filed on November 8, 2012.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012, unaudited pro forma condensed combined balance sheets as of September 30, 2012, and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)                                 Exhibits

Exhibit 99.1

Audited consolidated balance sheets of Dollar Thrifty and its subsidiaries as of December 31, 2011 and 2010 and audited consolidated statements of income, stockholders’ equity and comprehensive income and cash flows of Dollar Thrifty and its subsidiaries for the years ended December 31, 2011, 2010 and 2009, and the notes related thereto and the related independent auditors’ reports of Ernst & Young LLP and Deloitte & Touche LLP (incorporated by reference to pages 51-86 of Dollar Thrifty’s Annual Report on Form 10-K, as filed on February 28, 2012).

Exhibit 99.2

Unaudited condensed consolidated balance sheets of Dollar Thrifty and its subsidiaries as of September 30, 2012 and unaudited condensed consolidated statements of comprehensive income and cash flows of Dollar Thrifty and its subsidiaries for the three- and nine-month periods ended September 30, 2012 and 2011, and the notes related thereto (incorporated by reference to pages 4-25 of Dollar Thrifty’s Quarterly Report on Form 10-Q, as filed on November 8, 2012).

Exhibit 99.3

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012, unaudited pro forma condensed combined balance sheet as of September 30, 2012, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

Date: January 30, 2013	By:	/s/ Elyse Douglas
	Name:	Elyse Douglas
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1

Audited consolidated balance sheets of Dollar Thrifty and its subsidiaries as of December 31, 2011 and 2010 and audited consolidated statements of income, stockholders’ equity and comprehensive income and cash flows of Dollar Thrifty and its subsidiaries for the years ended December 31, 2011, 2010 and 2009, and the notes related thereto and the related independent auditors’ reports of Ernst & Young LLP and Deloitte & Touche LLP (incorporated by reference to pages 51-86 of Dollar Thrifty’s Annual Report on Form 10-K, as filed on February 28, 2012).

99.2

Unaudited condensed consolidated balance sheets of Dollar Thrifty and its subsidiaries as of September 30, 2012 and unaudited condensed consolidated statements of comprehensive income and cash flows of Dollar Thrifty and its subsidiaries for the three- and nine-month periods ended September 30, 2012 and 2011, and the notes related thereto (incorporated by reference to pages 4-25 of Dollar Thrifty’s Quarterly Report on Form 10-Q, as filed on November 8, 2012).

99.3

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012, unaudited pro forma condensed combined balance sheet as of September 30, 2012, and the notes related thereto.